Exhibit 10.11

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of        , 2026 among DPC Holdings Limited (to be named DPC Holdings PLC, a Jersey, Channel Islands company, the “Company”), and each of the shareholders of the Company listed on Exhibit A hereto (the “Reporting Shareholders”), each of which holds, as of the date hereof, five percent (5%) or more of the Company’s Ordinary Shares. Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit B hereto.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1    Demand Registrations.

(a)            Demand Requests for Registration Statements.

(i)            At any time beginning on the date that is one hundred eighty (180) days following the pricing of the initial Public Offering (or such earlier date on which the Lock-Up Agreement is waived by the underwriters, on a pro rata basis, for all parties who signed a Lock-Up Agreement), Reporting Shareholders who are beneficial owners (as such term is defined under Rule 13d-3, promulgated by the SEC under the Securities and Exchange Act of 1934, as amended) (“Beneficial Holders”) of ten percent (10%) or more of the Company’s total outstanding voting securities (“Outstanding Shares”) as of 4:30 pm Eastern time on the date immediately prior to the date of the Demand Registration Notice (the “Demand Registration Request Record Date”), may request registration under the Securities Act of all or any portion of their Registrable Securities on a Form S-3 or a similar short-form registration statement (“Short-Form Registrations”), if available, to be filed by the Company with the Securities and Exchange Commission (the “SEC”). Each such request may specify that any Short-Form Registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) and (if the Company is a WKSI at the time any such request is submitted to the Company or will become one by the time of the filing of such Shelf Registration) that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). If the Company is not eligible to use Form S-3 or a similar short-form registration statement, such Reporting Shareholders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or a similar long-form registration statement (“Long-Form Registrations”). Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form, unless otherwise requested by the Company. Any such requested Short-Form Registration or Long-Form Registration is referred to in this Agreement as a “Demand Registration.”

(ii)            Each Reporting Shareholder for the relevant Short-Form Registration or Long-Form Registration must deliver to the Company a written notice (a “Demand Registration Notice”) specifying the number of Registrable Securities that each such Reporting Shareholder desires to be included on the registration statement for the Short-Form Registration or Long-Form Registration and (if known) the intended method of distribution; provided that the proposed maximum aggregate offering amount of the Registrable Securities requested to be registered in any Short-Form Registration or Long-Form Registration equal at least $50,000,000 based on the closing price on the New York Stock Exchange of the Company’s Ordinary Shares on the day immediately prior to the Demand Registration Request Record Date multiplied by the amount of Registrable Securities requested to be included by the Reporting Shareholders on the registration statement applicable to such Short-Form Registration or Long-Form Registration, subject to Section 6 below.

(iii)            Only one Demand Registration request may be pending at any time and the Company will not be obligated to effect a Demand Registration if such request is made within four (4) months of the date on which a prior Demand Registration has been completed.

(iv)            On the terms and subject to the other conditions herein, the Reporting Shareholders, collectively, shall be entitled to no more than three (3) Short-Form Registrations and no more than two (2) Long-Form Registrations.

(v)            For the avoidance of doubt, the Reporting Shareholders may exercise rights in connection with a Demand Registration during the lock-up period under the Lock-Up Agreement; provided, that (x) there is no public filing of a registration statement or public announcement thereof during such lock-up period, or (y) the Lock-Up Agreement is waived by the underwriters in accordance with its terms.

(vi)            Upon receipt of a Demand Registration Notice, subject to the terms of Section 7, the Company shall (i) use its commercially reasonable efforts to file a registration statement with the SEC as expeditiously as possible, and in any case no later than the later of thirty (30) days (A) after receiving the Demand Registration Notice and (B) the date on which the financial statements required by SEC rules for inclusion in such registration statement have been audited and/or reviewed by the Company’s registered independent auditors, as the case may be, (ii) use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC, and (iii) keep such registration statement effective for one hundred eighty (180) days (or such shorter period as is required to complete the distribution of all Registrable Securities covered thereby in the manner contemplated by such Demand Registration).

(b)            Notice to Other Holders for Demand Registrations. As soon as possible and no later than three (3) Business Days after the Company receives a Demand Registration Notice that fulfills the requirements set out in Section 1(a)(i) and (ii) above, the Company will provide written notice of the Demand Registration to all other Holders (who are not demanding Holders) who are Beneficial Holders of one percent (1%) or more of the Company’s Outstanding Shares on the Demand Registration Request Record Date and to all Holders who are directors or members of management of the Company (the “1% Holder Demand Registration Notice”) and will include in such Demand Registration all Registrable Securities, subject to Section 6, with respect to which the Company has received written requests for inclusion (which such written request must include the maximum number of Registrable Securities such Holder desires to include in the Demand Registration as well as selling shareholder information required to be included in the registration statement) therein as soon as possible and in any case within three (3) Business Days after the date of the 1% Holder Demand Registration Notice, unless a later date is specified in such 1% Holder Demand Registration Notice.

Section 2    Takedown Requests.

(a)            Shelf Takedown Requests for Underwritten Offerings.

(i)            For so long as a Shelf Registration Statement is available and remains effective, Reporting Shareholders who are Beneficial Holders of ten percent (10%) or more of the Company’s Outstanding Shares as of 4:30pm Eastern time on the date immediately prior to the date of the relevant Underwritten Takedown Offering Notice (the “Takedown Request Record Date”), will have the right at any time or from time to time elect to sell such Reporting Shareholders’ shares registered on the relevant Shelf Registration Statement (“Shelf Securities”) pursuant to an underwritten offering to one or more underwriters on a firm commitment basis (each, an “Underwritten Takedown Offering”) by requesting the Company to facilitate such an offering (each, an “Underwritten Takedown Request”).

(ii)            For each Underwritten Takedown Request, each requesting Reporting Shareholder must deliver to the Company a written notice (a “Underwritten Takedown Offering Notice”) specifying the number of Shelf Securities that such Reporting Shareholder desires be included on a prospectus or prospectus supplement for the relevant Underwritten Takedown Offering (including in the form of an Underwritten Block Trade); provided that the proposed maximum aggregate offering amount of the Shelf Securities requested to be included in any Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) is equal to at least $50,000,000 based on the closing price on the New York Stock Exchange of the Company’s Ordinary Shares on the day immediately prior to the Takedown Request Record Date multiplied by the amount of Shelf Securities requested to be included on a prospectus or prospectus supplement by such Reporting Shareholders for the relevant Underwritten Takedown Offering (including in the form of an Underwritten Block Trade).

(iii)           On the terms and subject to the other conditions herein, the Reporting Shareholders shall be entitled to no more than three (3) Underwritten Takedown Offerings (including in the form of an Underwritten Block Trade) in any 365-day period. Only one Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) may be pending at any time and the Company will not be obligated to facilitate an Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) if one had been completed within four (4) months of the date of the Underwritten Takedown Offering Notice. For the avoidance of doubt, unless otherwise agreed, an Underwritten Takedown Offering may only take the form of an Underwritten Block Trade once the lock-up period under the Lock-Up Agreement has expired or the Lock-Up Agreement has been fully waived for all holders.

(iv)           All determinations as to whether to complete any Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) and as to the timing, manner, price and other terms of any Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) contemplated by this Section 2(a) shall be determined by the Company and the Reporting Shareholders initiating such Underwritten Takedown Offering (including in the form of an Underwritten Block Trade), and the Company shall use its commercially reasonable efforts to cause any Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) to occur in accordance with such determinations as promptly as practicable.

(v)           The Company will, at the request of the representative for the initiating Reporting Shareholders, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Company and the Reporting Shareholders to effect any relevant Underwritten Takedown Offering (including in the form of an Underwritten Block Trade).

(b)            Notices to Other Holders for Underwritten Takedown Offerings.

(i)            Underwritten Takedown Offering Notice. As soon as possible and no later than three (3) Business Days after the Company receives an Underwritten Takedown Offering Notice that fulfills the requirements set out in Section 2(a)(i) and (ii) above, the Company will provide written notice of such Takedown Request (other than a Takedown Request for an Underwritten Block Trade) to all other Holders of Shelf Securities who are Beneficial Holders of one percent (1%) or more of the Company’s Outstanding Shares as of the Takedown Request Record Date (who are not requesting Holders) and all Holders who are directors or members of management of the Company that are permitted to sell in such Underwritten Takedown Offering (the “1% Holder Underwritten Takedown Notice”), and will include in such Underwritten Takedown Offering all Shelf Securities with respect to which the Company has received written requests (which written request must include the maximum number of Shelf Securities such Holder desires to sell in the Underwritten Takedown Offering as well as selling shareholder information required to be included in the prospectus or prospectus supplement) for inclusion therein as soon as possible and in any case within five (5) Business Days after the date of the 1% Holder Underwritten Takedown Notice, unless another date is specified in such 1% Holder Underwritten Takedown Notice, subject to Section 6 below.

(ii)            Underwritten Block Trade Notice. As soon as possible and no later than two (2) Business Days after the Company receives an Underwritten Takedown Offering Notice that (x) fulfills the requirements set out in Section 2(a)(i) and (ii) above, and (y) specifies that the form of the offering will be an Underwritten Block Trade, the Company will provide written notice of such Underwritten Block Trade request (the “Underwritten Block Trade Notice”) to all non-demanding Holders of Shelf Securities who are Beneficial Holders of five percent (5%) or more of the Company’s Outstanding Shares as of 4:30pm ET on the date immediately prior to the date of the Underwritten Block Trade Notice and all non-demanding institutional Holders that may be deemed affiliates of the Company, and such notified Holders (each, a “Potential Block Trade Participant”) must elect by written request, (which written request must include the maximum number of Shelf Securities such Holder desires to sell in the Underwritten Block Trade as well as selling shareholder information required to be included in the prospectus supplement) for inclusion therein as soon as possible and no later than 5:00 p.m. Eastern time on the second (2nd) Business Day after the date of the Underwritten Block Trade Notice. Any Potential Block Trade Participant’s request to participate in an Underwritten Block Trade shall be binding on the Potential Block Trade Participant, subject to Section 6 below.

Section 3    Selection of Underwriters and Legal Counsel for Demand Registrations and Underwritten Takedown Offerings.

The initiating Reporting Shareholders who are Beneficial Holders of the majority of Registrable Securities, in the case of a Demand Registration, or Shelf Securities, in the case of an Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade) included in such registration or offering shall select the investment banker(s), manager(s) and the legal counsel(s) to the selling shareholders that constitute Registration Expenses pursuant to the terms of Section 11 to administer any underwritten offering in connection with any Demand Registration or Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade), subject, in the case of the investment banker(s) or manager(s), to the consent of the Company (not to be unreasonably withheld, conditioned or delayed). The Company shall select the legal counsel(s) for the Company in connection with any Demand Registration or Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade).

Section 4    Revocation of Demand Registration Request or Underwritten Takedown Request.

At any time prior to (i) the filing of the registration statement relating to a Demand Registration request or (ii) the filing of a prospectus or prospectus supplement relating to an Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade), the Reporting Shareholders who initiated such Demand Registration or Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade) may revoke or withdraw such notice of a Demand Registration or Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade) on behalf of all Holders participating in such Demand Registration or Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade) without liability to such Holders, in each case by providing written notice to the Company, and the Company shall immediately cease all efforts to secure effectiveness of such registration statement. For the avoidance of doubt, such revoked registration or offering does not count toward the number of Demand Registrations or Takedown Requests available to the Reporting Shareholders.

Section 5    Piggyback Offerings.

(a)            If at any time, in order to facilitate the offer and sale of Ordinary Shares for itself to an underwriter on a firm commitment basis, the Company proposes to file (i) a prospectus supplement to an effective Shelf Registration Statement, or (ii) a registration statement on Form S-3 or a similar short-form registration statement, or if not available, on Form S-1 or a similar long-form registration statement (other than pursuant to an Excluded Registration) (a “Piggyback Offering”), the Company will, as soon as possible and no later than five (5) Business Days prior to the launch of the offering, provide written notice (the “Piggyback Notice”) to all Holders who are Beneficial Holders of one percent (1%) or more of the Company’s Outstanding Shares as of 4:30pm ET the date prior to the date of the Piggyback Notice and all Holders who are directors or members of management of the Company of its intention to effect such Piggyback Offering and, subject to the terms of Section 6, will include in such Piggyback Offering all Registrable Securities with respect to which the Company has received written requests (which written request must include the maximum number of Registrable Securities such Holder desires to sell in the Piggyback Offering as well as selling shareholder information required to be included in the registration statement, prospectus or prospectus supplement) for inclusion therein within three (3) Business Days after the date of the Piggyback Notice, unless another date is specified in such Piggyback Notice. Any Holder participating in such Piggyback Offering may withdraw its request for inclusion at any time at least two (2) Business Days prior to the filing of the registration statement, or if none, the filing of the prospectus supplement.

(b)            Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration or offering initiated by it under Section 5(a), whether or not any Holder of Registrable Securities has elected to include securities in such registration; provided, that Reporting Shareholders may continue the registration as a Demand Registration pursuant to the terms of Section 1 and/or an Underwritten Takedown Request pursuant to the terms of Section 2.

(c)            Selection of Underwriters and Legal Counsel for Piggyback Offerings. If any Piggyback Offering is initiated by the Company, the Company shall select the legal counsel(s) for the Company, the investment banker(s) and manager(s) for the offering. Holders who are Beneficial Holders of the majority of Registrable Securities or Shelf Securities included in such Piggyback Offering shall select the legal counsel(s) to the selling shareholders that constitute Registration Expenses pursuant to the terms of Section 11.

Section 6    Cutbacks.

(a)            Priority on Demand Registrations and Underwritten Takedown Offerings. If (x) a Demand Registration is an underwritten offering or (y) in the case of an Underwritten Takedown Offering, the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities or Shelf Securities, as the case may be, and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities or Shelf Securities, as the case may be, and other securities (if any), which can be sold therein without materially and adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such registration or offering (prior to the inclusion of any securities which are not Registrable Securities): (A) in the case of a Demand Registration, (i) first, the Registrable Securities requested to be included by the Reporting Shareholders joining such Demand Registration which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Reporting Shareholders on the basis of the number of Registrable Securities held by each such Reporting Shareholders, and (ii) second, any additional Registrable Securities requested to be included by other Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, on a pro rata basis on the basis of the number of Registrable Securities held by each such Holder (which Registrable Securities may be reduced to zero); and (B) in the case of an Underwritten Takedown Offering (including in the form of an Underwritten Block Trade), (i) first, the Shelf Securities requested to be included by the Reporting Shareholders initiating such Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such initiating Reporting Shareholders on the basis of the number of Shelf Securities held by each such Reporting Shareholder, and (ii) second, the Shelf Securities requested to be included by any other Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such other Holders on the basis of the number of Shelf Securities held by each such Holder (which Shelf Securities may be reduced to zero).

(b)            Priority on Piggyback Offerings. If a Piggyback Offering is initiated by the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration by any Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities held by each such Holder (which Registrable Securities may be reduced to zero); and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

Section 7    Blackouts and Suspensions.

(a)            Restrictions on Demand Registration and Underwritten Takedown Offerings.

(i)            All Demand Registrations and Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) will be subject to customary blackout periods as part of the Company’s insider trading or similar policies. In addition, the Company may, in its sole discretion, postpone the filing (but not the preparation of) or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Securities) by providing written notice to the Holders, for a period not to exceed ninety (90) days in the aggregate in any three hundred sixty (360)-day period (the “Suspension Period”).

(b)            In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in Section 7(a) above (each, a “Suspension Event”), the Company will give a notice to the Holders whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. Each Holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders promptly following the conclusion of any Suspension Event (and in any event during the permitted Suspension Period).

Section 8    Confidentiality.

Each Holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration Notice, an Underwritten Takedown Offering Notice, an Underwritten Block Trade, a Suspension Notice, or End of Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement).

Section 9    Shareholder Lock-Up Agreements.

In connection with any underwritten Public Offering, each Holder participating in such offering will enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case, not to exceed 90 days (or such shorter period as the underwriter(s) managing such offering shall request), with such modifications and exceptions as may be approved by the Company and the Holders. The Company may impose stop-transfer instructions with respect to any securities subject to the agreed restrictions until the end of such lock-up or holdback period.

Section 10    Registration Procedures.

(a)            Company Obligations. Whenever the Reporting Shareholders have initiated a Demand Registration request pursuant to this Agreement or have initiated a Underwritten Takedown Request (including for an offering in the form of an Underwritten Block Trade), the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities or Shelf Securities, as the case may be, in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i)            prepare and file with (or submit confidentially to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities or Shelf Securities, as the case may be, and use its commercially reasonable efforts to cause such registration statement to become effective as soon as possible, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder;

(ii)            use its commercially reasonable efforts to (A) prevent the issuance by the SEC of any stop order suspending the effectiveness of any registration statement, (B) notify each Holder of (x) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (y) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (z) the effectiveness of each registration statement filed hereunder, and (C) obtain the withdrawal of any SEC stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose at the earliest possible time;

(iii)            prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv)            furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(v)            use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi)           notify in writing each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 7, if required by applicable law, the Company will use its commercially reasonable efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading and (D) if at any time the representations and warranties of the Company in any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct;

(vii)         (A) cause all such Registrable Securities to be listed on each stock exchange on which similar securities issued by the Company are then listed, and (B) comply (and continue to comply) with the requirements of any stock exchange rules applicable to the Company, including without limitation all corporate governance requirements;

(viii)        provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)           enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in line with market practice in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making available the executive officers of the Company and participating in “road shows,” investor presentations, marketing events and other selling efforts);

(x)            obtain for each selling Holder and any underwriter:

(A)            an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, and

(B)            a “comfort” letter signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement;

(xi)            make available for inspection by any underwriter participating in such registration or offering and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company, as will be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration or offering of Registrable Securities pursuant thereto;

(xii)          take all actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration, Piggyback Offering or Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xiii)         otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, it being understood that this obligation is satisfied by the Company’s timely filings of its periodic reports with the SEC;

(xiv)         use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xv)          cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely removal of any restrictive legends associated with any account at which such securities are held, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvi)         have appropriate officers of the Company prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the selling Holders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xvii)        have appropriate officers of the Company, and cause representatives of the Company’s independent registered public accountants, to participate in any due diligence discussions reasonably requested by any managing underwriter;

(xviii)       if requested by any managing underwriter, agree, and cause the Company and any directors or officers of the Company to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company securities and file or cause the filing of any registration statement under the Securities Act;

(xix)         if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for the Company’s most recent period or current quarterly period if required for purposes of marketing the offering in the view of the managing underwriter;

(xx)           cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA;

(xxi)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act;

(xxii)         take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(xxiii)        cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange, or any other national securities exchange on which the shares of Ordinary Shares are or are to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xxiv)        use its commercially reasonable efforts to provide (1) a legal opinion of the Company’s outside counsel on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or Underwritten Takedown Offering (including in the form of an Underwritten Block Trade), (2) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering, and (3) customary certificates executed by authorized officers of the Company as may be requested by any managing underwriter in such offerings;

(xxv)        if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxvi)       if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(xxvii)      if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its commercially reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective;

(xxviii)     use commercially reasonable efforts to take any action requested by the selling Holders to prepare for and facilitate any Underwritten Block Trade or other proposed sale of Registrable Securities over a limited timeframe.

(b)            Automatic Shelf Registration Statements. If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, and the Reporting Shareholders do not request that their Registrable Securities be included in such Shelf Registration Statement, the Company agrees that, at the request of the Reporting Shareholders, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Reporting Shareholders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement, if available, rather than a post-effective amendment. If the Company has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company shall, at the request of the Reporting Shareholders, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(c)            Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(d)            Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7, such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 7, subject to the Company’s compliance with its obligations under Section 7.

Section 11    Registration Expenses.

Except as expressly provided herein, all out-of-pocket expenses incurred by the Company in connection with the performance of or compliance with this Agreement and/or in connection with any Demand Registration, Underwritten Takedown Offering (including in the form of an Underwritten Block Trade), or Piggyback Offering, whether or not the same shall become effective, shall be paid by the Company, including, without limitation: (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any cold comfort letters required by such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, (vii) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging for directors and officers of the Company, (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) any reasonable fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, (x) any other fees and disbursements customarily paid by the issuers of securities and (xi) the reasonable and documented fees and disbursements of not more than one law firm chosen by a majority of the Holders of Registrable Securities requested to be included in such registration by the Reporting Shareholders. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay, and each Person that sells securities pursuant to a Demand Registration, Piggyback Offerings, or Underwritten Takedown Offering (including in the form of an Underwritten Block Trade) hereunder will bear and pay, (A) all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account, (B) all transfer taxes (if any) attributable to the sale of such Person’s Registrable Securities and (C) the fees and expenses of such Person’s legal counsels and advisors (other than such fees and expenses that constitute Registration Expenses pursuant to this Section 11).

Section 12    Indemnification and Contribution.

(a)            By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s officers, directors employees, agents, fiduciaries, shareholders, managers, partners, members, affiliates, direct and indirect equityholders, consultants and representatives, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 12, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein and used by the Company in conformity therewith (such information “Selling Shareholder Information”) or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b)            By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in such participating Holder’s Selling Shareholder Information; provided that the obligation to indemnify will be individual, not joint and several, for each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c)            Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the majority of the conflicted indemnified parties involved in the indemnification, at the expense of the indemnifying party.

(d)            Contribution. If the indemnification provided for in this Section 12 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 12(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 12(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)            Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f)            Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 13    Cooperation with Underwritten Offerings.

No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters and agreed to by a majority of the Holders of Registration; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration), and (ii) completes, executes and delivers all questionnaires, stock powers, custody agreements, indemnities, lock-up agreements, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s). To the extent that any such agreement is entered into pursuant to, and consistent with, Section 9, Section 10 and/or this Section 13, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holders, the Company and the underwriters created thereby with respect to such registration.

Section 14    Trading Windows.

The Company shall (i) use its commercially reasonable efforts to notify the Reporting Shareholders of each “closing” and “opening” date under the trading windows established by the Company’s insider trading policy, in each case, at least two (2) Business Days prior to each such date, and (ii), at the request of the Reporting Shareholders, confirm to the Reporting Shareholders whether a trading window is open at such time.

Section 15    Joinder; Additional Parties.

With the consent of a Majority in Interest of the Reporting Shareholders, the Company may from time to time permit any Person who acquires Ordinary Shares (or rights to acquire Ordinary Shares) to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit C attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Ordinary Shares held by such Person shall be deemed Registrable Securities, and such Person shall be deemed a Holder (and Reporting Shareholder if such Person is a Beneficial Holder of more than 5% of the Company’s Outstanding Shares), in each case as set forth on the signature page to such Joinder.

Section 16    Termination.

This Agreement shall terminate and be of no further force or effect on the earlier of: (i) the seventh (7th) anniversary of the closing of the Company’s initial Public Offering; and (ii) as to any individual Reporting Shareholder, the date on which such Reporting Shareholder holds less than one percent (1%) of Outstanding Shares and all Registrable Securities held by such Reporting Shareholder may be sold during any three-month period pursuant to Rule 144 under the Securities Act without limitation under any of the other requirements of Rule 144.

Section 17    Other Registration Rights.

The Company shall not grant registration rights to any third party without the prior written consent of a Majority in Interest of the Reporting Shareholders, unless the priority of rights of such Reporting Shareholders under this Agreement would not be adversely impacted by such grant.

Section 18    General Provisions.

(a)            Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and a Majority in Interest of the Reporting Shareholders; provided that no such amendment, modification or waiver that would treat a specific Holder or group of Holders of Registrable Securities in a manner materially and adversely different than any other Holder or group of Holders will be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)            Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)            Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect and to any extent under any applicable law or regulation in any jurisdiction, (i) the application of that provision to other Person or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by law and (ii) such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)            Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)            Successors and Assigns. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and any Permitted Transferees who execute a Joinder to this Agreement, and upon becoming a successor or permitted assign, such Permitted Transferee shall be treated as a Holder hereunder. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement, including this Section 18(e).

(f)            Notices. Any notice, demand, request or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when sent by electronic mail during normal business hours of the recipient; but if not, then on the next Business Day. Such notices, demands, requests and other communications will be sent to the Holders at the address specified on Exhibit A hereto or any Joinder. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the Company as provided below.

(i)            Any notice, demand, request or other communication to be given under or by reason of the provisions of this Agreement to the Company must be sent to:

DPC Holdings Limited

Donington Court, 2nd Floor

Pegasus Business Park, Herald Way

Derby, DE742UZ

United Kingdom

Attn: Helen Barrett-Hague, General Counsel and Chief Risk Officer

Email: [***]

With a copy, which shall not constitute notice, to:

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attn: Richard Browne and Jessica Y. Chen

Email: [***]

(g)            Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)            Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of Jersey, Channel Islands or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)            MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)            CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)            No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)            Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(m)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(n)            Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(o)            Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)            Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)            Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a share split, share dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(r)            No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DPC HOLDINGS LIMITED

By:
Its:

HOLDER:

[•]

By:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Exhibit A

Reporting Shareholders

Entity Name	Number of Shares Beneficially Owned	Percentage of Total Outstanding	Address	Contact

Exhibit B

Definitions

“1% Holder Demand Registration Notice” has the meaning set forth in Section 1(b).

“1% Holder Underwritten Takedown Notice” has the meaning set forth in Section 2(b).

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person and, in the case of an individual, also includes any member of such individual’s Family Group; provided that the Company and its Subsidiaries will not be deemed to be Affiliates of any Holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Beneficial Holders” has the meaning set forth in Section 1(a).

“Business Day” means a day that is not a Saturday or Sunday or a day on which banks in New York City are authorized or requested by law to close.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Demand Registrations” has the meaning set forth in Section 1(a).

“Demand Registration Notice” has the meaning set forth in Section 1(a).

“Demand Registration Request Record Date” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 7(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(a)), (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms, (iii) relating to an offering of debt securities, or (iv) relating to an exchange offer.

“Family Group” means with respect to any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) or the spouses of such descendants.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

“Indemnified Parties” has the meaning set forth in Section 12(a).

“Joinder” has the meaning set forth in Section 15(a).

“Lock-Up Agreement” means each lock-up agreement entered into in connection with the Company’s initial Public Offering.

“Long-Form Registrations” has the meaning set forth in Section 1(a).

“Losses” has the meaning set forth in Section 12(a).

“Ordinary Shares” means the Company’s ordinary shares, no par value per share.

“Outstanding Shares” has the meaning set forth in Section 1(a).

“Permitted Transferee” means any transferee pursuant to a transfer of Ordinary Shares and the execution by such transferee of a Joinder to this Agreement (i) by any Holder to or among such Holder’s Family Group (including, without limitation, for estate planning purposes) or pursuant to applicable laws of descent and distribution, provided that (x) Ordinary Shares may not be transferred to a Holder’s spouse in connection with a divorce proceeding and (y) any Holder that is a trust or estate planning vehicle or entity must be controlled by the Holder and remain for the benefit of the same person(s) for so long as such trust holds Ordinary Shares.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 5(a).

“Piggyback Offering” has the meaning set forth in Section 5(a).

“Potential Block Trade Participant” has the meaning set forth in Section 2(b).

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Ordinary Shares or other securities convertible into or exchangeable for Ordinary Shares pursuant to an offering registered under the Securities Act.

“Registrable Securities” means Reporting Shareholder Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, (c) distributed to the direct or indirect partners or members of a Reporting Shareholder or (d) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Ordinary Shares be registered pursuant to this Agreement).

“Registration Expenses” has the meaning set forth in Section 11.

“Reporting Shareholders” has the meaning set forth in the recitals; provided that any decision to be made under this Agreement by a “Majority in Interest of the Reporting Shareholders” shall be made by the Reporting Shareholders who hold a majority of all Reporting Shareholder Registrable Securities.

“Reporting Shareholder Registrable Securities” means, irrespective of which Person actually holds such securities, (i) any Ordinary Shares held (directly or indirectly) by any Reporting Shareholders as of the date hereof, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Rule 144”, “Rule 158”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“SEC” has the meaning set forth in Section 1(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Selling Shareholder Information” has the meaning set forth in Section 12(a).

“Shelf Registration” has the meaning set forth in Section 1(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Shelf Securities” has the meaning set forth in Section 2(a).

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 7(b).

“Suspension Notice” has the meaning set forth in Section 7(b).

“Suspension Period” has the meaning set forth in Section 7(a).

“Takedown Request Record Date” has the meaning set forth in Section 2(a).

“Underwritten Block Trade Notice” has the meaning set forth in Section 2(b).

“Underwritten Takedown Offering (including in the form of an Underwritten Block Trade)” has the meaning set forth in Section 2(a).

“Underwritten Takedown Offering Notice” has the meaning set forth in Section 2(a).

“Underwritten Takedown Request” has the meaning set forth in Section 2(a).

“Violation” has the meaning set forth in Section 12(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Exhibit C

Form of Joinder Agreement

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of _______________, 2026 (as amended, modified and waived from time to time, the “Registration Agreement”), among DPC Holdings Limited, a Jersey, Channel Islands company (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder and the undersigned’s ____ Ordinary Shares will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

Acknowledged and agreed: [HOLDER:]

By:
Its:
Address:

Agreed and Accepted as of

________________, 20___:

DPC HOLDINGS LIMITED

By:
Its: